UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 21, 2013
(Date of earliest event reported)

Data I/O Corporation
(Exact name of registrant as specified in its charter) Commission File Number: 0-10394

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:	Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

FIRST:                    The Annual Meeting of Shareholders of Data I/O Corporation was convened at 2:00 p.m., on May 21, 2013, at the Company’s headquarters, 6464 185th Ave NE, Suite 101, Redmond, Washington.

SECOND:              There were issued and outstanding on March 22, 2013, the record date, 7,752,859 shares of Common Stock.

THIRD:                  There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 6,698,000 (86.39%) shares of Common Stock entitled to vote, thereby constituting a quorum.

FOURTH:              The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Percent

Percent

Nominee	For	For	Withheld	Against	Broker Non-votes
Kenneth B. Myer	2,433,055	95.98	102,021	4.02	4,162,924
Anthony Ambrose	2,454,153	96.81	80,923	3.19	4,162,924
Brian T. Crowley	1,640,646	64.72	894,430	35.28	4,162,924
Alan B. Howe	2,146,339	84.67	388,737	15.33	4,162,924
Douglas W. Brown	2,342,819	92.42	192,257	7.58	4,162,924
Mark J. Gallenberger	1,870,495	73.78	664,581	26.22	4,162,924

The aforesaid nominees have been elected as Director.

                FIFTH:                   The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                                            Percentage of For &

                                                                                                Votes                                 Against on this Proposal

For                                                                                  6,214,189                                           92.97

Against                                                                             470,083                                              7.03

Abstain                                                                               13,728                                             --

The foregoing proposal has been approved.

                SIXTH:                   The advisory vote (Say on Pay) approving the compensation of the Company’s named executive officers, received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	2,251,158	89.96
Against	251,247	10.04
Abstain	32,671	--
Broker non-votes:	4,162,924

The foregoing proposal has been approved.

SEVENTH:            The advisory vote on frequency of shareholder advisory vote on executive compensation received the following votes:

	Votes	Percentage of 1, 2 & 3 Years
1 Year	2,087,997	84.29
2 Years	33,110	1.34
3 Years	355,974	14.37
Abstain	57,995	--
Broker non-votes:	4,162,924	--

The forgoing frequency proposal of 1 Year has been approved.

The Company will adopt a frequency of every year for a shareholder advisory vote approving the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Data I/O Corporation

May 23, 2013                          By _/s/Joel S. Hatlen_________

                                                Joel S. Hatlen

                                                Vice President - Finance

                                                Chief Financial Officer

                                                Secretary and Treasurer